                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1

===================================================================================================================================
Collection Period                                                                                      6/1/01 to 6/30/2001
Determination Date                                                                                               7/16/2001
Distribution Date                                                                                                7/20/2001
1.    ORIGINAL DEAL PARAMETERS
      A.   Total Pool Balance                                                                                $ 492,091,480.94
      B.   Yield Supplement Overcollateralization Amount                                                     $  51,194,480.94
      C.   Total Securities Balance                                                                          $ 440,897,000.00
      D.   Class A-1 Notes
           i.   Class A-1 Notes Balance                                                                      $ 108,260,000.00
           ii.  Class A-1 Notes Rate                                                                                    4.270%
           iii. Class A-1 Notes Accrual Basis                                                                      Actual/360
      E.   Class A-2 Notes
           i.   Class A-2 Notes Balance                                                                      $  78,243,000.00
           ii.  Class A-2 Notes Rate                                                                                    4.420%
           iii. Class A-2 Notes Accrual Basis                                                                          30/360
      F.   Class A-3 Notes
           i.   Class A-3 Notes Balance                                                                      $ 161,160,000.00
           ii.  Class A-3 Notes Rate                                                                                    4.880%
           iii. Class A-3 Notes Accrual Basis                                                                          30/360
      G.   Class A-4 Notes
           i.   Class A-4 Notes Balance                                                                      $  83,392,000.00
           ii.  Class A-4 Notes Rate                                                                                    5.310%
           iii. Class A-4 Notes Accrual Basis                                                                          30/360
      H.   Certificates
           i.   Certificates Balance                                                                         $   9,842,000.00
           ii.  Certificates Rate                                                                                       5.470%
           iii. Certificates Accrual Basis                                                                             30/360
      I.   Servicing Fee Rate                                                                                            1.00%
      K.   Reserve Fund
           i.   Reserve Account Initial Deposit Percentage                                                               2.50%
           ii.  Reserve Account Initial Deposit                                                              $  12,302,287.02
      L.   Insurance Premium (Based on Total Securities Balance)                                                        0.165%
      M.   Number of Receivables
                                                                                                                       23,243

2.    AVAILABLE FUNDS
      A.   Available Interest                                                                                $     952,301.93
      B.   Available Principal
           i.   Principal Collections                                                                        $   8,842,381.51
           ii.  Prepayments in Full                                                                          $   1,617,756.95
           iii. Liquidation Proceeds                                                                         $              -
           iv.  Repurchased Receivables                                                                      $              -
                                                                                                             ----------------
           v.   Total Principal Collections                                                                  $  10,460,138.46
      C.   Reserve Fund Draw                                                                                 $              -
      D.   Total Available Funds                                                                             $  11,412,440.39

3.    SERVICING FEE
      A.   Servicing Fee                                                                                     $     390,846.42
      B.   Amount Unpaid from prior months                                                                   $              -

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1

===================================================================================================================================
Collection Period                                                                                      6/1/01 to 6/30/2001
Determination Date                                                                                               7/16/2001
Distribution Date                                                                                                7/20/2001
4.    NOTE INTEREST DISTRIBUTABLE AMOUNT
      A.   Class A-1 Notes
           i.   Total Class A-1 Notes                                                                         $    309,818.51
           ii.  Class A-1 Notes (per $1,000 of Class A-1 Original Note Balance)                               $          2.86
      B.   Class A-2 Notes
           i.   Total Class A-2 Notes                                                                         $    288,195.05
           ii.  Class A-2 Notes (per $1,000 of Class A-2 Original Note Balance)                               $          3.68
      C.   Class A-3 Notes
           i.   Total Class A-3 Notes                                                                         $    655,384.00
           ii.  Class A-3 Notes (per $1,000 of Class A-3 Original Note Balance)                               $          4.07
      D.   Class A-4 Notes
           i.   Total Class A-4 Notes                                                                         $    369,009.60
           ii.  Class A-4 Notes (per $1,000 of Class A-4 Original Note Balance)                               $          4.43
      E.   Total Note Interest Distributed
           i.   Total Note Interest Distributed                                                               $  1,622,407.16
           ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original Note Balance)               $         15.04

5.    NOTE PRINCIPAL DISTRIBUTABLE AMOUNT
      A.   Class A-1 Notes
           i.   Total Class A-1 Notes                                                                         $  8,637,703.27
           ii.  Class A-1 Notes (per $1,000 of Class A-1 Original Note Balance)                               $         79.79
      B.   Class A-2 Notes
           i.   Total Class A-2 Notes                                                                         $             -
           ii.  Class A-2 Notes (per $1,000 of Class A-2 Original Note Balance)                               $             -
      C.   Class A-3 Notes
           i.   Total Class A-3 Notes                                                                         $             -
           ii.  Class A-3 Notes (per $1,000 of Class A-3 Original Note Balance)                               $             -
      D.   Class A-4 Notes
           i.   Total Class A-4 Notes                                                                         $             -
           ii.  Class A-4 Notes (per $1,000 of Class A-4 Original Note Balance)                               $             -
      E.   Total Note Principal Distributed
           i.   Total Note Principal Distributed                                                              $  8,637,703.27
           ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original Note Balance)              $         79.79

6.    NOTE DISTRIBUTABLE AMOUNT
      A.   Note Principal Distributable Amount
           i.   Total Note Principal Distributed                                                              $  8,637,703.27
           ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original Note Balance)              $         79.79
      B.   Note Interest Distributable Amount
           i.   Total Note Interest Distributed                                                               $  1,622,407.16
           ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original Note Balance)               $         15.04
      C.   Total Note Distributable Amount
           i.   Total Note Distributable Amount                                                               $ 10,260,110.43
           ii.  Total Note Distributable Amount (per $1,000 of Aggregate Original Note Balance)               $         94.83

                                                   MASTER SERVICER'S CERTIFICATE

                                                Isuzu Motors Acceptance Corporation
                                                   Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------------------------------------------------------

Collection Period                                                            6/1/01 to 6/30/01
Determination Date                                                                     7/16/01
Distribution Date                                                                      7/20/01
7.    CERTIFICATE DISTRIBUTABLE AMOUNT
      A.   Certificate Interest Distributable Amount
           i.   Certificate Interest Distributed                                                            $       44,863.12
           ii.  Certificate Interest Distributed (per $1,000 of Original Certificate                        $            4.56
                Balance)
      B.   Certificate Principal Distributable Amount
           i.   Certificate Principal Distributed                                                           $               -
           ii.  Certificate Principal Distributed (per $1,000 of Original Certificate                       $               -
                Balance)
      C.   Certificate Distributable Amount
           i.   Certificate Distributable Amount                                                            $       44,863.12
           ii.  Certificate Distributable Amount (per $1,000 of Original Certificate                        $            4.56
                Balance)

8.    INSURANCE PAYMENT AMOUNT
      A.   Insurance Premium(s) Due
           i.   Current Amount Due                                                                                 57,709.50
           ii.  Overdue Premiums                                                                            $              -
      B.   Unreimbursed Insurance Payments                                                                  $
           i.   Current Amount Due                                                                                         -
           ii.  Accrued Interest                                                                            $              -
      C.   Total Insurance Payment Amount                                                                   $      57,709.50
                                                                                                            $
9.    SUMMARY OF DISTRIBUTIONS
      A.   Available Funds                                                                                     11,412,440.39
      B.   Servicing Fee                                                                                    $     390,846.42
      C.   Class A-1 Distributable Amount                                                                   $   8,947,521.78
      D.   Class A-2 Distributable Amount                                                                   $     288,195.05
      E.   Class A-3 Distributable Amount                                                                   $     655,384.00
      F.   Class A-4 Distributable Amount                                                                   $     369,009.60
      G.   Certificate Distributable Amount                                                                 $      44,863.12
      H.   Insurance Payment Amount                                                                         $      57,709.50
      I.   Other Amounts Payable to the Insurer                                                             $              -
      J.   Additional Note Principal                                                                        $              -
      K.   Reserve Fund Deposit                                                                             $              -
      L.   Unpaid Subservicer Fee                                                                           $              -
      M.   Release to Seller                                                                                $     658,910.92
                                                                                                            $
10.   POOL AND SECURITIES INFORMATION                                                  Beginning of Period    End of Period
                                                                                       -------------------------------------
      A.   Pool Balance                                                                 $ 469,015,700.20    $ 458,526,947.05
      B.   Pool Balance (per $1,000 of Original Pool Balance)                           $         953.11    $         931.79
      C.   Number of Receivables
                                                                                                  23,018              22,924
      D.   Yield Supplement Overcollateralization Amount                                $  49,310,265.09    $  47,459,215.21
      E.   Aggregate Balance of Notes                                                   $ 409,863,435.11    $ 401,225,731.84
      F.   Class A-1 Notes Balance                                                      $  87,068,435.11    $  78,430,731.84
      G.   Class A-1 Pool Factor
                                                                                               0.8042530           0.7244664
      H.   Class A-2 Notes Balance                                                      $  78,243,000.00    $  78,243,000.00
      I.   Class A-2 Pool Factor
                                                                                               1.0000000           1.0000000
      J.   Class A-3 Notes Balance                                                      $ 161,160,000.00    $ 161,160,000.00
      K.   Class A-3 Pool Factor
                                                                                               1.0000000           1.0000000
      L.   Class A-4 Notes Balance                                                      $  83,392,000.00    $  83,392,000.00
      M.   Class A-4 Pool Factor
                                                                                               1.0000000           1.0000000
      N.   Certificates Balance                                                         $   9,842,000.00    $   9,842,000.00
      O.   Certificates Pool Factor

                                                   MASTER SERVICER'S CERTIFICATE

                                                Isuzu Motors Acceptance Corporation
                                                   Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------------------------------------------------------

Collection Period                                                            6/1/01 to 6/30/01
Determination Date                                                                     7/16/01
Distribution Date                                                                      7/20/01


      O.   Certificates Pool Factor                                                            1.0000000           1.0000000
      P.   Total Notes and Certificates Balance                                         $ 419,705,435.11    $ 411,067,731.84

11.   RECONCILIATION OF RESERVE FUND
      A.   Beginning Reserve Fund Amount                                                                    $  11,725,392.51
      B.   Net Investment Earnings                                                                          $      34,577.08
      C.   Reserve Fund Draw                                                                                $              -
      D.   Reserve Fund Required Amount                                                                     $  11,463,173.68
      E.   Reserve Fund Deficiency                                                                          $              -
      F.   Release to Seller                                                                                $     296,795.91

12.   NET LOSSES
      A.   Net Losses for the Collection Period                                                             $      28,614.69
      B.   Cumulative Net Losses for All Periods                                                            $      35,149.77
      C.   Cumulative Net Loss Percentage                                                                               0.01%

13.   DELINQUENT RECEIVABLES
      A.   Delinquent Receivables Count                                                        Number of Receivables
                                                                                     ----------------------------------------
           i.   31-60 Days Past Due                                                                                     0.60%
                                                                                                     138
           ii.  61-90 Days Past Due                                                                                     0.04%
                                                                                                       9
           iii. 91 or More Days Past Due                                                                                0.06%
                                                                                                      13
           iv.  Total Delinquent Receivables                                                                            0.70%
                                                                                                     160
      B.   Delinquent Receivables Principal Balance                                                Principal Balance
                                                                                     ----------------------------------------
           i.   31-60 Days Past Due                                                     $   2,973,958.41                0.63%
           ii.  61-90 Days Past Due                                                     $     217,515.76                0.05%
           iii. 91 or More Days Past Due                                                $     283,078.12                0.06%
           iv.  Total Delinquent Receivables                                            $   3,474,552.29                0.74%
      C.   Rolling 3-Month Delinquency Rate
           i.   Delinquency Rate for Second Preceding Collection Period                                                  N/A
           ii.  Delinquency Rate for Preceding Collection Period                                                        0.39%
           iii. Delinquency Rate for Current Collection Period                                                          0.74%
           iv.  Three Month Average                                                                                     0.57%

14.   TRIGGER EVENTS
      A.   Cumulative Net Loss Trigger Event
           i.   Cumulative Net Loss Trigger Event                                                                       0.65%
           ii.  Cumulative Net Loss Trigger Event Indicator (Yes/No)                                                      NO
      B.   Rolling 3-Month Delinquency Rate
           i.   Rolling 3-Month Delinquency Rate Trigger                                                                3.50%
           ii.  Rolling 3-Month Delinquency Rate Indicator (Yes/No)                                                       NO

15.   REQUIRED RESERVE FUND INCREASE EVENT
      A.   Cumulative Net Loss Percentage
           i.   Cumulative Net Loss Trigger                                                                             0.50%
           ii.  Cumulative Net Loss Trigger Event Indicator (Yes/No)                                                      NO
      B.   Rolling 3-Month Delinquency Rate
           i.   Rolling 3-Month Delinquency Rate Trigger                                                                2.75%
           ii.  Rolling 3-Month Delinquency Rate Indicator (Yes/No)                                                       NO

16.   FEES AND EXPENSES
      A.   Subservicer Fee
           i.   Subservicer Fee Due                                                                         $     212,844.00
           ii.  Amount Unpaid from Prior Months                                                             $              -
      B.   Trust Fees and Expenses                                                                          $              -

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------

Collection Period                                             6/1/01 to 6/30/01
Determination Date                                                      7/16/01
Distribution Date                                                       7/20/01

      I hereby certify that the certificate information provided is true and accurate to the best of my knowledge.

                  /s/ Elizabeth P. Anderson                 July 16, 2001
                ---------------------------------------------------------------
                Name:  Elizabeth P. Anderson                Date:
                Title: Chief Financial Officer
                Isuzu Motors Acceptance Corporation